Exhibit 99.3
CANWEST PETROLEUM CORPORATION
(AN EXPLORATION STAGE COMPANY)
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JULY 31, 2006
(UNAUDITED — PREPARED BY MANAGEMENT)
(STATED IN U.S. DOLLARS)

	As stated			Pro forma
	July 31,	Note	Pro forma	July 31,
	2006	4	Adjustments	2006

Assets

Current
Cash	$50,578,956	b	$(1,943,978)
		d	15,770,000
		e	(16,701,446)	$47,703,532
Other	859,662			859,662

	51,438,618		(2,875,424)	48,563,194
Properties	35,062,763	a	319,022,948
		b	1,943,978
		c	(24,446,264)
		e	16,701,446	348,284,871
Investment	310,291			310,291

	$86,811,672		$310,346,684	$397,158,356

Liabilities

Current	$17,885,035		$	$17,885,035
Future Income Taxes	861,082			861,082
Non-Controlling Shareholder Interest	16,323,010	c	(16,323,010)	0

	35,069,127		(16,323,010)	18,746,117

Equity

Capital Stock, Treasury Stock and Additional Paid-In Capital	134,827,631	a	319,022,948
		d	15,770,000	469,620,579

Deficit
April 30, 2006	(62,640,868)	c	(2,972,171)	(65,613,039)
Net loss for the three months Ended July 31, 2006	(19,945,525)		(5,151,083)	(25,096,608)
Other comprehensive income	(498,693)			(498,693)

	51,742,545		326,669,694	378,412,239

	$86,811,672		$310,346,684	$397,158,356

See Notes to the Pro Forma Condensed Financial Statements

CANWEST PETROLEUM CORPORATION
(AN EXPLORATION STAGE COMPANY)
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED JULY 31, 2006
(UNAUDITED — PREPARED BY MANAGEMENT)
(STATED IN U.S. DOLLARS)

	As Stated for			Pro forma for
	the Three			the Three
	Months			Months
	Ended			Ended
	July 31,	Note	Pro forma	July 31,
	2006	4	Adjustments	2006

Expenditures
Stock-based compensation	$22,008,597		$	$22,008,597
Consulting	1,867,423			1,867,423
Exploration costs	649,272			649,272
Professional fees	573,338			573,338
Office	284,208			284,208
Advertising and promotion	80,585			80,585
Rent	57,465			57,465
Travel	28,352			28,352
Interest	23,005			23,005
Transfer agent fee	11,390			11,390

	25,583,635			25,583,635

Other Item
Interest income	(290,586)			(290,586)

Loss Before Income Tax Recovery and Non-Controlling Shareholder Interest	25,293,049			25,293,049
Income Tax Recovery	(196,441)			(196,441)

Loss Before Non-Controlling Shareholder Interest	25,096,608			25,096,608
Non-Controlling Shareholder Interest	(5,151,083)	c	5,151,083	0

Net Loss	$19,945,525		$5,151,083	$25,096,608

Loss Per Share	$(0.17)			$(0.13)

Weighted Average Number of Common Shares Outstanding	117,722,101			198,376,405

See Notes to the Pro Forma Condensed Financial Statements

CANWEST PETROLEUM CORPORATION
(AN EXPLORATION STAGE COMPANY)
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2006
(UNAUDITED — PREPARED BY MANAGEMENT)
(STATED IN U.S. DOLLARS)

	As Stated for			Pro Forma
	the Year			for the Year
	Ended			Ended
	April 30,	Note	Pro forma	April 30,
	2006	4	Adjustments	2006

Expenditures
Non-cash financing	$34,047,988		$	$34,047,988
Consulting	9,525,155			9,525,155
Exploration costs	8,291,018			8,291,018
Advertising and promotion	2,464,812			2,464,812
Professional fees	1,055,582			1,055,582
Interest	580,718			580,718
Office	393,501			393,501
Transfer agent fee	170,859			170,859
Travel	131,398			131,398
Rent	88,286			88,286

	56,749,317			56,749,317

Other Items
Recovery of exploration costs	(936,469)			(936,469)
Interest income	(273,304)			(273,304)

Loss Before Income Tax Recovery and Non-Controlling Shareholder Interest	55,539,544			55,539,544
Income Tax Recovery	(21,956)			(21,956)

Loss Before Non-Controlling Shareholder Interest	55,517,588			55,517,588
Non-Controlling Shareholder Interest	(2,876,685)	c	2,876,685	0

Net Loss	$52,640,903		$2,876,685	$55,517,588

Loss Per Share	$(0.64)			$(0.34)

Weighted Average Number of Common Shares Outstanding	81,989,009			162,643,313

See Notes to the Pro Forma Condensed Financial Statements

CANWEST PETROLEUM CORPORATION
(AN EXPLORATION STAGE COMPANY)
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JULY 31, 2006
(UNAUDITED — PREPARED BY MANAGEMENT)
(STATED IN U.S. DOLLARS)
On August 14, 2006, CanWest Petroleum Corporation (the “Company” or “CanWest”) completed the reorganization pursuant to the terms of a reorganization agreement, whereby the Company increased its ownership interest in Oilsands Quest Inc. (“OQI”), going from a 64.08% ownership interest to a 100% voting interest. The Company also completed a private placement of 4,150,000 shares of its common stock for gross proceeds of $15,770,000. No commissions were paid in connection with the private placement. According to the terms of the private placement, the gross proceeds were used to purchase the shares of Stripper Energy Services, Inc. (“Stripper”), a private Alberta company whose sole asset is a 2.5% gross overriding royalty on certain permit lands held by OQI, for $16,701,446 net of a deposit, paid during the three months ended July 31, 2006, of $1,130,927.
The following unaudited pro forma condensed consolidated financial statements have been prepared based on the July 31, 2006 historical consolidated financial statements of the Company after giving effect to the acquisition of all of the minority interest (35.92%) in OQI, the private placement of 4,150,000 shares of CanWest common stock and the acquisition of 100% of Stripper as described in the notes to these unaudited pro forma consolidated financial statements. CanWest has consolidated the operating results of OQI from its commencement of operations on September 24, 2004. However, the acquisition-purchase adjustments are being accounted from the perspective that the Company was the acquirer of OQI’s net assets in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations”, and Emerging Issues Task Force Issue 98-03, “Determining Whether a Non-monetary Transaction Involves Receipt of Productive Assets of a Business” on August 14, 2006.
The unaudited pro forma condensed consolidated statements of operations for the year ended April 30, 2006 and three months ended July 31, 2006 gives effect to the acquisition of the 35.92% interest in OQI and the related acquisition-purchase adjustment as if it had occurred at the beginning of the year and has been derived from:
•	the unaudited historical consolidated balance sheet of CanWest as at July 31, 2006;
•	the audited historical consolidated statement of operations of CanWest for the year ended April 30, 2006 and unaudited three months ended July 31, 2006; and
•	the audited historical statement of operations of OQI for the year ended January 31, 2006 and unaudited three months and six months ended July 31, 2006.
Stripper‘s sole asset is its 2.5% gross overriding royalty on certain permit lands held by OQI which it acquired for nominal consideration and has been otherwise inactive. Thus its activities do not effect the condensed consolidated statements of operations for the year ended April 30, 2006 and the three months ended July 31, 2006.
The total purchase price has been allocated to assets acquired and liabilities assumed based on management’s estimates of fair value. The allocations made are subject to change pending a final analysis of the fair value of the assets acquired and liabilities assumed, which could result in material changes from the information presented. The pro forma consolidated balance sheet does not purport to be indicative of the financial position that would have resulted had the transaction taken place on July 31, 2006.
The pro forma information presented is for illustrative purposes only and is not necessarily indicative of the operating results that would have been achieved if the acquisition had occurred at the beginning of the periods presented, nor is it indicative of future operating results. The unaudited pro forma consolidated financial statements do not reflect any operating efficiencies and cost savings that we may achieve with respect to the consolidated companies. The pro forma information should be read in conjunction with the accompanying notes hereto, and in conjunction with the historical consolidated financial statements and accompanying notes of the Company included in its annual reports on Form 10-KSB and quarterly reports on Form 10-QSB. The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable.

Note 1. Basis of Pro Forma Presentation
The pro forma condensed consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission and in accordance with generally accepted accounting principles of the United States of America Because these unaudited pro forma condensed consolidated financial statements have been prepared based on estimates of fair value attributable to the acquisition, the actual amounts recorded for the acquisition may differ from the information presented in these unaudited pro forma consolidated financial statements.
The unaudited pro forma condensed consolidated financial statements do not reflect any operating efficiencies and cost savings that we may achieve with respect to the consolidated companies. The pro forma information should be read in conjunction with the accompanying notes hereto, and in conjunction with the historical consolidated financial statements and accompanying notes of the Company included in its annual reports on Form 10-KSB and quarterly reports on Form 10-QSB.
Note 2. Acquisition of the minority interest (35.92%) in Oilsands Quest Inc.
The Company has consolidated the operating results of OQI from its commencement of operations on September 24, 2004. The total purchase price of the acquisition $319,022,948, which is comprised of the fully diluted number of Exchangeable Shares, has been allocated to property costs. The deemed value of the Exchangeable Shares is based on $4.17, being the average trading price of the Company’s common shares for the five days prior to and following August 14, 2006. Any future proceeds received from the exercise of OQI options or warrants or the cancellation of OQI options and warrants will reduce the purchase price if and when these events occur.
In connection with the reorganization agreement, CanWest also entered into a Voting and Exchange Trust Agreement with OQI and Computershare Trust Company of Canada (“CTC”), and a Support Agreement with OQI. Collectively, these agreements are referred to as the “Acquisition Agreements.” According to the Acquisition Agreements, all common shares of OQI, other than those held by the Company, were exchanged for a new class of OQI shares called Exchangeable Shares on the basis of 8.23 Exchangeable Shares for each one OQI common share. The Exchangeable Shares are exchangeable at any time on a one-for-one basis, at the option of the holder, for the Company’s shares of common stock. OQI can redeem the outstanding Exchangeable Shares on the same terms at any time after August 14, 2013 and only under certain limited circumstances prior to August 14, 2013 in accordance with the Acquisition Agreements. An Exchangeable Share provides a holder with economic terms and voting rights, which are, as nearly as practicable, effectively equivalent to those of a share of the Company’s common stock. Holders of Exchangeable Shares have registration rights with respect to the resale of the Company’s common stock. The Exchangeable Shares are entitled to a preference over the OQI common shares in the event of a liquidation, dissolution or wind-up of OQI whether voluntary or involuntary, or any other distribution of the assets of OQI among its shareholders for the purpose of winding up its affairs. CanWest may issue up to an aggregate of 76,504,304 shares of CanWest common stock, of which 57,349,388 were issued on closing with the balance to be issued on the exercise of OQI options and warrants. The Exchangeable Shares are represented for voting purposes in the aggregate by one share of the Company’s Series B Preferred Stock.
In connection with the closing of the Acquisition Agreements, the Company’s financial advisor was paid a success fee of $1,590,528. In addition, OQI issued 288,050 Exchangeable Shares and paid $353,450 as success fees to its financial advisors.
Note 3. Acquisition of Stripper Energy Services, Inc.
On August 15, 2006 CanWest acquired all of the issued and outstanding shares of Stripper Energy Services, Inc. (“Stripper”), a private inactive Alberta company, whose sole asset is a 2.5% gross overriding royalty on certain permit lands held by OQI, for $16,701,446, net of a deposit, paid during the three months ended July 31, 2006, of $1,130,927. The total purchase price for the Stripper shares has been allocated to property costs.
In conjunction with the acquisition of Stripper, CanWest completed a private placement of 4,150,000 shares of its common stock for gross proceeds of $15,770,000, which according to the terms of the private placement were used for the purchase of Stripper. No commissions were paid in connection with this private placement.

Note 4. Pro Forma Adjustments
The following pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable:
a)	The acquisition of the minority interest in OQI through the issuance by OQI of Exchangeable Shares, which may be converted into up to 76,504,304 common shares of the Company, at the holders election, at a deemed value of $319,022,948. The deemed value of the Exchangeable Shares is based on $4.17 per CanWest common share, being the average trading price of the Company’s common shares for the five days prior to and following August 14, 2006.
b)	The payment of $1,943,978 in fees with respect to the transaction in (a).
c)	The allocation of non-controlling shareholder interest to properties and share of net loss.
d)	The issuance by the Company of 4,150,000 shares of common stock for proceeds of $15,770,000 under a private placement.
e)	The acquisition of all the shares of Stripper for cash of $16,701,446, which was net of a deposit of $1,130,927 paid and recorded as a property cost during the three months ended July 31, 2006.
Note 5. Unaudited Pro Forma Loss Per Share Data
Basic and diluted pro forma losses per share were calculated using the weighted average shares outstanding of the registrant for the year ended April 30, 2006 and three months ended July 31, 2006 assuming the 80,654,304 shares issued in connection with the acquisition and the private placements were issued at the beginning of each period.